UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2021

BROADRIDGE FINANCIAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

001-33220	33-1151291
(Commission file number)	(I.R.S. Employer Identification No.)

5 Dakota Drive
Lake Success, New York 11042
(Address of principal executive offices)

Registrant’s telephone number, including area code: (516) 472-5400

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Name of Each Exchange on Which Registered:	Trading Symbol
Common Stock, par value $0.01 per share	New York Stock Exchange	BR

Securities registered pursuant to Section 12(g) of the Act:  None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On March 29, 2021, Broadridge Financial Solutions, Inc. (“Broadridge” or the “Company”) announced its entry into a share purchase agreement (the “Share Purchase Agreement”) with Cidron Delfi S.À R.L. (“Institutional Seller”), Itiviti Invest V AB (“MIP Seller”), Itiviti Intressenter AB (“KIP Seller”) and the individuals named therein (the “Individual Sellers” and, collectively with the Institutional Seller, the MIP Seller and the KIP Seller, the “Sellers”), pursuant to which the Sellers have agreed to sell 100% of the issued and outstanding capital stock of Itiviti Holding AB, a company incorporated under the laws of Sweden, and it subsidiaries (collectively “Itiviti Holding”), to Broadridge’s wholly-owned subsidiary, Broadridge Sweden Holdings AB (“BR Holdings”), a company incorporated under the laws of Sweden (the “Acquisition”). Included in this Current Report on Form 8-K as Exhibit 99.1 and Exhibit 99.2, respectively, are (i) the historical audited consolidated financial statements of Itiviti Holding and (ii) the unaudited pro forma condensed combined financial statements of Broadridge, giving effect to the Acquisition and the related transaction described therein, each as described in Item 9.01 below. The Acquisition has not yet been consummated and there can be no assurance that the transaction will be consummated as contemplated or at all. For further information relating to the Acquisition, please see Broadridge's Current Report on Form 8-K filed with the SEC on March 29, 2021.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Itiviti Holding for the fiscal year ended December 31, 2020 are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

(b) Pro Forma Financial Statements.

The unaudited pro forma condensed combined financial statements are is attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Ernst & Young AB, Independent Certified Public Accountants of Itiviti Holding AB.
99.1	Audited consolidated financial statements of Itiviti Holding AB for the fiscal year ended December 31, 2020.
99.2	Unaudited pro forma condensed combined financial statements.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 6, 2021

BROADRIDGE FINANCIAL SOLUTIONS, INC.

By:	/s/ Edmund Reese
	Name:	Edmund Reese
	Title:	Corporate Vice President and Chief Financial Officer